Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2025
Trade and other current payables [abstract]
Accounts payable and accrued liabilities [Text block]

11. Accounts payable and accrued liabilities

The Company's accounts payable and accrued liabilities are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for supplier payables is typically between 30 to 90 days. Accounts payable and accrued liabilities are comprised of the following items:

	December 31, 2025	December 31, 2024
	$	$
Supplier payables	22,226	10,570
Accrued liabilities	36,737	24,366
Royalties, mineral rights fees and withholding taxes	14,510	13,189
Current portion of long‐term incentive plan liabilities (note 17)	13,580	6,939
Total accounts payable and accrued liabilities	87,053	55,064